Exhibit 99.1

OPEN LENDING AND NEBULA ACQUISITION CORPORATION ANNOUNCE REVISED BUSINESS COMBINATION AGREEMENT

SAN FRANCISO, CA and AUSTIN, TX, May 18, 2020 – Open Lending, LLC (“Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, and Nebula Acquisition Corporation (NASDAQ: NEBU) (“Nebula”), a special purpose acquisition company sponsored by True Wind Capital, L.P. (“True Wind Capital”), today announced that they have agreed to a revised business combination agreement reflecting an updated transaction enterprise value of $1,080 million from the previously agreed upon value of $1,330 million announced on January 6, 2020. This 19% decrease in value reflects a reduction in the aggregate consideration to be paid to Open Lending’s selling equity-holders’ due to the impact of COVID-19 on the economy and the public markets, and represents a 7.4x multiple based upon the midpoint of the projected 2021 EBITDA range for Open Lending.

The parties remain excited about the future prospects of the combined company. The additional investors from the $200 million private placement of common stock at $10.00 per share, anchored by True Wind and several noteworthy and leading fundamental investors, continue to be committed to the transaction.

The updated transaction terms can be found in the investor presentation published Wednesday, May 13, 2020. An amendment to the S-4 registration statement of Nebula Parent Corp. (the “Company”) was filed with the Securities and Exchange Commission (the “SEC”) Wednesday and the parties remain focused on closing the business combination by June 12, 2020.

About Open Lending

Open Lending, through its flagship product, Lenders Protection, offers loan analytics, risk-based pricing, risk modeling and default insurance, ensuring profitable auto loan portfolios for financial institutions throughout the United States. For more information, please visit www.OpenLending.com.

About Nebula Acquisition Corporation

Nebula Acquisition Corporation, sponsored by True Wind Capital and led by Adam H. Clammer and James H. Greene, Jr., is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the technology industry.

About True Wind Capital

True Wind Capital is a San Francisco-based private equity firm focused on investing in leading technology companies with a broad mandate including software, data analytics, tech-enabled services, internet, financial technology, and hardware. True Wind Capital is a value-added partner, providing support and expertise that is rooted in its teams’ 75+ years of collective investing experience. Mr. Adam H. Clammer and Mr. James H. Greene, Jr., are the founding partners of True Wind Capital.

Important Information and Where to Find It

A full description of the terms of the transaction are provided in the registration statement on Form S-4 the Company filed with the SEC on March 18, 2020 (as, amended, the “Registration Statement”), which includes a proxy statement for the stockholders and warrantholders of Nebula that also constitutes a prospectus of the Company. Nebula urges investors, stockholders, warrantholders and other interested persons to read the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about Nebula, Open Lending, ParentCo and the transaction. After the Registration Statement is declared effective, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to stockholders of Nebula as of a record date to be established for voting on the proposed transaction. Nebula’s stockholders and warrantholders will also be able to obtain a copy of the proxy statement/prospectus, without charge, by directing a request to: Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2100, San Francisco, CA 94111. The preliminary and definitive proxy statement/prospectus included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Nebula, Open Lending and the Company and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of Nebula and the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction is set forth in the Registration Statement and other materials that may be filed with the SEC regarding the transaction. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nebula, Open Lending or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of Nebula’s and Open Lending’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nebula and Open Lending. These forward looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions, the potential effects of COVID-19, applicable taxes, inflation, interest rates and the regulatory environment, the outcome of judicial proceedings to which Open Lending is, or may become a party, the inability of the parties to consummate the proposed transaction; the risk that the approval of the stockholders of Nebula or Open Lending for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Nebula and Open Lending; the amount of redemption requests made by Nebula’s stockholders; those factors discussed in Nebula’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Registration Statement under the heading “Risk Factors,” and other documents of Nebula filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Nebula, Open Lending and the Company presently do not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nebula’s and Open Lending’s expectations, plans or forecasts of future events and views as of the date of this press release. Nebula and Open Lending anticipate that subsequent events and developments will cause their assessments to change. However, while Nebula and Open Lending may elect to update these forward-looking statements at some point in the future, Nebula and Open Lending specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Nebula’s or Open Lending’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measure and Related Information

This press release references EBITDA, which is a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA used by Open Lending may be different from other, similarly named non-GAAP measures used by others. In addition, such financial information is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by the Company with the SEC.

Contact:

ICR for Open Lending

Investors

openlending@icrinc.com

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